UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2006

                        THE DOE RUN RESOURCES CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        NEW YORK                File No. 333-66291               13-1255630
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    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
  incorporation) Number)


       1801 Park 270 Drive, Suite 300, St. Louis, Missouri          63146
       ------------------------------------------------------------------
       (Address of principal executive offices)                (zip code)


       Registrant's telephone number, including area code: (314) 453-7100
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 21, 2006, Doe Run Peru S.R.L. ("Doe Run Peru"), an indirect subsidiary of The Doe Run Resources Corporation (the "Company"), entered into an amendment (the "Amendment") with Banco de Credito del Peru to extend the term and increase the amount available under Doe Run Peru's revolving credit facility with Banco de Credito del Peru (the "BCP Revolving Credit Facility"). As previously reported, the BCP Revolving Credit Facility had previously been extended through December 23, 2006. The Extension extends the maturity date of the BCP Revolving Credit Facility to March 23, 2007 and increases the availability from $40 million to $65 million.

Item 8.01  Other Events

On December 27, 2006 the Company announced that in connection with its offer to purchase and consent solicitation dated December 5, 2006 with regard to any and all of its outstanding 11.75% senior notes due 2008, it had received the requisite consents to amend the indenture governing the notes and had executed the Supplemental Indenture. While the Supplemental Indenture is effective upon its execution, the amendments set forth therein will not become operative until the Company has notified the trustee in writing that the tendered notes, which represent a majority of the aggregate principal amount of the notes outstanding, have been accepted by the Company for purchase. The offer to purchase and consent solicitation are subject to certain conditions including the Company having raised funds from a private offering of new notes in an aggregate principal amount of approximately $200,000,000. A copy of the press release announcing the receipt of the requisite consents is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statement and Exhibits.

(d) Exhibits:

    EXHIBIT NUMBER                            DESCRIPTION
    --------------                            -----------

         99.1           Press Release dated December 27, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE DOE RUN RESOURCES CORPORATION




                                     By:  /s/ Theodore P. Fox, III
                                          --------------------------------------
                                          Theodore P. Fox, III
                                          Chief Financial Officer
                                          (duly authorized officer and
                                          principal financial officer)
Dated:       December 28, 2006

    EXHIBIT NUMBER                            DESCRIPTION
    --------------                            -----------


         99.1           Press Release dated December 27, 2006